Manor
Investment Funds

3rd Quarter Report
September 30, 2023
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2023

Dear Fellow Shareholders:

The stock and bond markets each posted negative returns during the 3rd Quarter of 2023, reversing the upward trend in stocks over the first six months of the year, and extending weak results for bonds. Concerns about the direction of Fed policy, ever-increasing federal deficits, and recessionary fears contributed to the weak results.

‘Tis the Season(ality)

The final weeks of September bring a change in seasons here in the Philly area. The crisp clear days of Fall replace the hot and humid weather of the Summer. The change turns the lush green leaves into multi-colored foliage in all its resplendent beauty. For many it is the most enjoyable weather of the year. But there is another side to this wonderful season. That beautiful foliage turns brown and falls to the ground, leaving me with a major cleanup on my wooded lot. It may be a great season, but it has its downside.

The markets and economy have seasonal factors, as well, and they also have an upside and downside. The month of September in the stock market is historically the weakest month of the year, and October seems close behind, especially given the market crashes of 1922 and 97. The flip side is that the last three months of the year have historically been some of the most bullish for stocks. The economy has seasonal factors, as well. Retail spending gets a boost in late summer with “back to school shopping” and another boost at year-end with Christmas/holiday shopping. These seasonal factors prompt economists to report economic activity on a seasonally-adjusted basis. The goal is to reduce distortions from seasonal activity and enable economic statistics to be more reliable on a monthly and quarterly basis.

This year, however, the seasonal adjustments may be overstating the true strength of the economy. Since back-to-school retail sales are stronger than other times of the year, the seasonal adjustments reduce the impact. In 2019 the adjustment subtracted 1.8% from reported sales. But in 2020, 2021, and 2022 the adjustment increased reported retail by 1.4% each year. Taken together, that is a 3.2% swing in the impact of the seasonable adjustment. Since retail sales comprise 70% of Gross Domestic Product (GDP) those adjustments could potentially overstate GDP by more than 2%, almost half of the current estimated GDP growth in the third quarter of 4-5%. I have seen similar seasonal adjustments in other areas of the economy (in the recent employment statistics, for example) so the potential impact is not limited to the retail sector.

The discussion above is important as we enter a critical period for monetary policy (Fed) and fiscal policy (Government). The Fed has been raising interest rates aggressively since 2022 in an effort to slow the economy and lower inflation. Those efforts have been successful in slowing the economy and reducing inflation, but inflationary measures remain above the Fed’s target level prompting investor concern that the Fed will continue to push rates higher. Those concerns were heightened when Fed Chairman Powell scrapped his initial comments at the annual economic summit at Jackson Hole and bluntly stated that he expects rates to remain higher for longer than many expected. If that position is based on economic data that overstates the strength of the economy Fed policy could overshoot and turn an economic slowdown into a serious recession.

Economic distortions from fiscal policy over the past several years adds another complicating factor. Massive spending legislation juiced the economy while the suspension of student loan payments fueled higher consumer spending. But the bill is about to come due. It is estimated that the resumption in student loan payments could reduce GDP by another 0.5% while credit card debt exceeding $1 trillion and rising credit card delinquencies constrain spending further. It is a toxic mix that makes the Fed’s job much more difficult.

The Manor Fund

The Manor Fund generated a return of –1.69%, net of all fees and expenses, during the quarter ending September 30, 2023, outperforming both the S&P 500 index return of –3.28% and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of –3.29%. The Fund underperformed the S&P 500 index, and the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year ended September 30, 2023 with a return of 15.78% for the Fund compared to returns of 21.61% for the S&P 500 and 19.28% for comparable mutual funds. The Fund underperformed the S&P 500 index, and comparable mutual funds during the trailing 5-year, and 10-year periods with annualized returns for the Fund of 6.54%, and 7.70% compared to 9.92%, and 11.89% for the S&P 500 index, and 8.27%, and 10.45% for the average of Large-Cap Blend mutual funds tracked by Morningstar.

During the 3rd Quarter of 2023, the Fund was helped by strong performance from Valero Energy Corp., Charter Communications, Booking Holdings, Inc., Apollo Global Management, LLC, and AbbVie, Inc. The shares of Valero Energy rose steadily throughout the quarter. Valero reported earnings above expectations and revenue in line with expectations despite a year-over-year decline. Strong results in their refining segment boosted results. The shares of Charter Communications also rose steadily throughout the quarter. The company reported revenue and earnings that missed expectations. Investors overlooked the financial results, focusing instead on the increase in internet subscribers that reversed the subscriber losses of the past several quarters. The shares of Booking Holdings rose steadily throughout the quarter, extending a trend that goes back more than a year. Booking reported revenue and earnings that beat expectations, with gross travel bookings up more than 15% when compared to the same period last year. The shares of Apollo Global Management, a recent addition to the portfolio, rose steadily throughout the quarter. Apollo reported revenue and earnings above expectations on strong revenue growth year-over-year. The shares of AbbVie rose early in the quarter after the company reported operating results. AbbVie reported revenue and earnings that exceeded expectations and raised revenue guidance for the fiscal year.

Notable laggards during the 3rd Quarter of 2023 include D.R. Horton, Inc., Enphase Energy, Inc., Microchip Technology, Inc., Microsoft Corp., and Skyworks Solutions, Inc. The shares of D.R. Horton declined through much of the quarter, despite announcing positive results. Horton reported revenue and earnings that beat expectations and raised revenue guidance for the fiscal year. The stock has been among the top performers in the portfolio for several quarters and the decline reflects investor concern that the Fed will push up interest rates to levels that will constrain housing demand. The shares of Enphase Energy also declined through much of the quarter. The company reported earnings that beat expectations, and revenue that missed expectations despite strong year-over-year growth. Investors focused instead on lowered revenue guidance for the coming quarter. The shares of Microchip Technologies fell after reporting operating results, reversing early gains in the quarter. The company reported revenue and earnings in line with expectations, and reaffirmed revenue and earnings guidance for the coming quarter. The shares fell, along with other tech companies, on investor concern that an economic slowdown will negatively impact future results. The shares of Microsoft also declined after rising early in the quarter. Microsoft reported revenue and earnings that beat expectations and strong growth in its Azure business segment. Results in each of its main business segments also exceeded expectations. The decline in the shares was similar to the weakness in other tech companies on concerns that Fed interest rate hikes will trigger an economic slowdown, negatively impacting future results. The

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - September 30, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –97.4%		
Consumer Discretionary – 13.2%		
Booking Holdings*	91	280,639
D. R. Horton, Inc.	4,695	504,572
Lowes Companies	1,238	257,306
		1,042,517
Consumer Staples – 4.9%		
Kroger Company	3,309	148,078
PepsiCo, Inc.	1,421	240,774
		388,852
Energy – 9.4%		
Devon Energy	7,411	353,505
Valero Energy	2,721	385,593
		739,098
Financial – 11.4%		
Apollo Global	3,221	289,117
J P Morgan	1,814	263,066
Metlife, Inc.	2,465	155,073
PNC Financial	1,535	188,452
		895,708
Health Care – 12.7%		
AbbVie, Inc.	1,945	289,922
Cencora, Inc.	1,375	247,459
CVS Health Corp.	1,352	94,396
Elevance Health	839	365,317
		997,094
Industrial – 6.7%		
Cummins, Inc.	1,209	276,208
Northrop Grumman	576	253,550
		529,758
Information Technology – 23.5%		
Applied Materials	3,885	537,878
Enphase Energy*	1,104	132,646
Microchip Tech	4,553	355,362
Microsoft Corp.	1,438	454,048
NetApp, Inc.	2,054	155,857
Skyworks Solutions	2,225	219,363
		1,855,154
Materials – 5.6%		
Avery Dennison	2,396	437,677
		437,677
Communication Services – 5.6%		
Alphabet Inc.*	1,733	226,780
Charter Comms. *	491	215,952
		442,732
Utility – 0.7%		
AES Corporation	3,674	55,845
		55,845
Real Estate Investment Trust – 3.7%		
Equinix, Inc.	399	289,778
		289,778
TOTAL COMMON STOCKS (Cost $ 3,914,913)		7,674,213
SHORT-TERM INVESTMENTS – 2.6%		
1st Amer. Gov. Fund	205,139	205,139
TOTAL SHORT-TERM INVESTMENTS (Cost $ 205,139)		205,139
TOTAL INVESTMENTS – 100.0% (Cost $ 4,120,052)		7,879,352
Other Assets less Liabilities – Less than 0.1%		0
NET ASSETS 100.0%		$ 7,879,352

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - September 30, 2023

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending September 30, 2023

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
3rd Quarter	**-1.69 %**	-3.28 %	-3.29 %
1-Year	**15.78 %**	21.61 %	19.28 %
3-Year Annualized	**9.72 %**	10.15 %	8.77 %
5-Year Annualized	**6.54 %**	9.92 %	8.27 %
10-Year Annualized	**7.70 %**	11.89 %	10.45 %
Annualized since inception 9/26/95	**6.37 %**	9.38 %	7.54 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	6.8 %
D.R. Horton Co.	6.4 %
Microsoft Corp.	5.8 %
Avery Dennison	5.6 %
Valero Energy	4.9 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	23.5 %
Consumer Disc.	13.2 %
Health Care	12.7 %
Financials	11.4 %
Energy	9.4 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - September 30, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 96.0%		
Consumer Discretionary – 6.9%		
Amazon.com Inc.*	5,010	636,871
LKQ Corp.	5,645	279,484
		916,355
Consumer Staples – 1.8%		
Dollar Tree, Inc.*	2,271	241,748
		241,748
Energy – 6.2%		
EOG Resources	3,128	396,505
Occidental Petrol	6,717	435,799
		832,304
Financial – 6.4%		
Apollo Global	5,459	490,000
Mastercard, Inc.	915	362,258
		852,258
Health Care – 23.2%		
AbbVie, Inc.	2,360	351,782
Bristol-Myers	4,351	252,532
CVS Health Corp.	4,819	336,462
Eli Lilly & Co.	1,316	706,863
Regeneron Pharma*	521	428,762
Thermo Fisher	894	452,516
UnitedHealth	1,125	567,214
		3,096,131
Industrial – 7.7%		
Landstar System	2,101	371,751
United Rentals, Inc.	1,485	660,186
		1,031,937

Description	Shares	Market Value
Information Technology – 31.6%		
Akamai Tech., Inc.*	3,258	347,107
Apple, Inc.	9,317	1,595,164
Enphase Energy*	1,780	213,867
Microsoft Corp.	2,262	714,227
ON Semiconductor*	6,675	620,441
Qualcomm, Inc.	3,088	342,953
Salesforce.Com*	1,946	394,610
		4,228,369
Material – 3.5%		
Sherwin Williams	1,858	473,883
		473,883
Communication Services – 8.7%		
Alphabet Inc.*	3,231	426,007
Alphabet Inc.*	3,232	422,940
Charter Comm.*	700	307,874
		1,156,821
TOTAL COMMON STOCKS (Cost $6,003,946)		12,829,806
SHORT-TERM INVESTMENTS – 4.0%		
1st Amer. Gov. Fund	533,168	533,168
TOTAL SHORT-TERM INVESTMENTS (Cost $ 533,168)		533,168
TOTAL INVESTMENTS – 100.0% (Cost$ 6,537,114)		13,362,974
Other Assets less Liabilities – Less than 0.1%		1,522
NET ASSETS – 100.0%		13,364,496

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - September 30, 2023
(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending September 30, 2023

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
3rd Quarter	**-0.71 %**	-3.28 %	-3.78 %
1-Year	**16.71 %**	21.61 %	24.27 %
3-Year Annualized	**10.05 %**	10.15 %	4.19 %
5-Year Annualized	**10.59 %**	9.92 %	9.82 %
10-Year Annualized	**11.72 %**	11.89 %	12.32 %
Annualized since inception 6/30/99	**6.85 %**	6.79 %	5.45 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.9 %
Microsoft Corp.	5.3 %
Eli Lilly & Co.	5.3 %
United Rentals, Inc.	4.9 %
Amazon.com	4.8 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	31.6 %
Health Care	23.2 %
Communication	8.7 %
Industrials	7.7 %
Consumer Disc.	6.9 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - September 30, 2023

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 95.6%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	360,124
U.S. Treasury 1.500 % Due 08-15-26	150,000	136,728
U.S. Treasury 2.875 % Due 05-15-28	100,000	92,672
U.S. Treasury 1.750 % Due 11-15-29	325,000	276,403
U.S. Treasury 0.625 % Due 05-15-30	175,000	135,427
U.S. Treasury 4.125 % Due 11-15-32	375,000	361,669
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,506,892)		1,363,023
SHORT-TERM INVESTMENTS – 2.4%		
1st American Treasury Obligation Fund	34,848	34,848
TOTAL SHORT-TERM INVESTMENTS (Cost $ 34,848)		34,848
TOTAL INVESTMENTS – 98.4% (Cost $ 1,541,740)		1,397,871
Other Assets less Liabilities – Net 1.6%		28,899
NET ASSETS - 100.0%		$ 1,426,770

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2023

(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending September 30, 2023

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
3rd Quarter	**-1.32 %**	-3.52 %	-0.81%
1-Year	**0.26 %**	-0.82 %	1.31 %
3-Year Annualized	**-4.10 %**	-5.32 %	-3.20 %
5-Year Annualized	**0.01 %**	-0.41 %	0.68 %
10-Year Annualized	**-0.25 %**	0.52 %	0.80 %
Annualized since inception 6/30/99	**1.35 %**	3.06 %	3.11 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.125% Due 11-15-32	25.3 %
US Treasury 0.500% Due 02-28-26	25.2 %
US Treasury 1.750% Due 11-15-29	19.4 %
US Treasury 1.500% Due 08-15-26	9.6 %
US Treasury 0.625% Due 05-15-30	9.5 %

(Continued from page 3)
shares of Skyworks Solutions fell despite reporting earnings that beat expectations, an increase in earnings guidance for the coming quarter, and an increase in the quarterly dividend. Weakness in the shares reflects investor concern that slowing iPhone growth will constrain growth of this major Apple supplier of iPhone componentry.

During the quarter we liquidated our position in Chubb, Limited, a global insurance and reinsurance company. We reinvested the proceeds in Apollo Global Management, a major asset manager that offers traditional retirement investment services, capital financing for client specific needs, and equity financing for corporate transitions and growth.

The Growth Fund

The Manor Growth Fund generated a return of –0.71%, net of all fees and expenses, during the quarter ended September 30, 2023, outperforming both the S&P 500 index return of –3.28% and comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar return of –3.78%. The Fund underperformed the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the year ended September 30, 2023 with a return of 16.71% for the Fund, compared to 21.61% for the S&P 500 index, and 24.27% for the Morningstar average. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing 3-years with a return of 10.05% for the Fund, compared to 10.15% for the S&P index, and 4.19% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund outperformed both the S&P 500 index and the average Large-Cap Growth mutual fund tracked by Morningstar during the trailing 5-years with of return of 10.59% for the Fund compared to returns of 9.92% for the S&P 500 and 9.82% for comparable funds, but underperformed those same indices for the trailing 10-year period with returns of 11.72% for the Fund compared to 11.89% and 12.32% for the S&P index and Morningstar average, respectively. The Fund returned 6.85% since inception, outperforming both the S&P 500 index return of 6.79%, and the average Large-Cap Growth fund tracked by Morningstar return of 5.45%.

During the 3rd Quarter of 2023, the Fund was helped by strong performance from Eli Lilly & Co., Regeneron Pharmaceutical, Inc., Akamai Technologies, Inc., Apollo Global Management, LLC, and Charter Communications. The shares of Eli Lilly jumped when the company announced operating results. Lilly reported revenue and earnings that beat expectations and raised revenue and earnings guidance above consensus for the fiscal year. The shares of Regeneron Pharmaceutical also jumped after announcing operating results. Regeneron reported strong revenue growth, and revenue and earnings that beat expectations. The shares of Akamai also jumped after the company announced operating results. Akamai reported revenue in line with expectations and earnings that beat estimates. The company also raised earnings guidance for the coming quarter, and raised revenue and earnings guidance for the fiscal year. The shares of Apollo Global Management, a recent addition to the portfolio, rose steadily throughout the quarter. Apollo reported revenue and earnings above expectations on strong revenue growth year-over-year. The shares of Charter Communications also rose steadily throughout the quarter. The company reported revenue and earnings that missed expectations. Investors overlooked the financial results, focusing instead on the increase in internet subscribers that reversed the subscriber losses of the past several quarters.

Notable laggards during the 3rd Quarter of 2023 include Apple, Inc., Enphase Energy, Inc., Dollar Tree, Inc., Microsoft Corporation, and LKQ, Corporation. The shares of Apple, the top performer last quarter, declined after reporting revenue in line with expectations and earnings that exceeded expectations, but a slight miss in iPhone revenue. While the results in many other produce lines met or exceeded expectations, investors focused on the iPhone miss and sold off the stock. The shares fell again later in the quarter when China announced a ban on iPhone, Apple Watch, and Airpod usage among government employees. The shares of Enphase Energy also declined through much of the quarter. The company reported earnings that beat expectations, and revenue that missed expectations despite strong year-over-year growth. Investors focused instead on lowered revenue guidance for the coming quarter. The shares of Dollar Tree dropped when the company announced operating results. The company beat revenue and earnings estimates, but lowered earnings guidance for the coming quarter. The company raised revenue guidance for the coming quarter and fiscal year, but investors focused on the near-term guidance and sold off the shares. The shares of Microsoft also declined after rising early in the quarter. Microsoft reported

revenue and earnings that beat expectations and strong growth in its Azure business segment. Results in each of its main business segments also exceeded expectations. The decline in the shares was similar to the weakness in other tech companies on concerns that Fed interest rate hikes will trigger an economic slowdown, negatively impacting future results. The shares of LKQ fell steadily through much of the quarter. The company reported revenue in line with expectations, earnings above expectations, and reaffirmed earnings guidance for the fiscal year.

During the quarter we liquidated our position in Chubb, Limited, a global insurance and reinsurance company. We reinvested the proceeds in Apollo Global Management, a major asset manager that offers traditional retirement investment services, capital financing for client specific needs, and equity financing for corporate transitions and growth.

.

The Bond Fund

The Manor Bond Fund generated a return of –1.32%, net of all fees and expenses, during the quarter ending September 30 , 20 23, underperforming the Bloomberg Barclay Intermediate US Treasury index, an index of US Treasury Notes with a maximum maturity of 10 years, return of –0.81%, but outperforming the average U.S. Treasury fund tracked by Morningstar with a return of –3.52% The Fund generated a return of 0.26% during the year ended September 30, 2023, underperforming the Bloomberg Barclay Intermediate US Treas-ury index return of 1.31% but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of –0.82%. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index but outperformed the average US Treasury mutual fund as tracked by Morningstar during the trailing 3-year and 5-year periods with returns of –4.10% and 0.01% for the Fund, com-pared to a return of –3.20% and 0.68% for the Barclay index, and –5.32% and –0.41% for the average US Treasury fund tracked by Morningstar. The Fund underperformed the average US Treasury fund tracked by Morningstar and the Barclay index during the trailing 10-year period with a return of –0.25% for the Fund compared to a return of 0.80% for the Bloomberg Barclay Intermediate Treasury index and 0.52% for the average US Treasury fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

Watching the Seasons Change

Market action over the past three months is also a good reflection of the policy uncertainty faced by the Fed. The stock market began the quarter with an attempt to extend the strong perfor-mance from the first half of the year, moving steadily higher through the end of July. But as the quarter wore on, stocks began to decline as yields rose. The yield on the 10-year US Treasury note climbed from 3.84% to 4.58%, while the yield on the 2-year Treasury rose from 4.90% to 5.05%. The rise in rates triggered a sharp drop in the spread between the two yields. That spread, com-monly referred to as the yield curve, is an important indicator of economic activity. It is currently "inverted" with the 2-year yield higher than the 10-year yield, an historically accurate predictor of impending recessions. That inversion peaked at –108 in early July, declining to –47 by quarter-end. Based on history, the recession is not underway until the inversion reverses to a "normal" yield curve. An added source of concern is the over-concentration and extended valuations of stocks in the S&P 500. The 10 largest stocks in the index comprise 32% of the total, compared to 26% in 2000. In addition, the Price-to-Earnings ratio (P/E Ratio: Current share price of a stock divided by its earnings per share) of those 10 stocks is 26x, more than 45% higher than the multiple of the rest of the stocks in the index.

We study these predictive indicators with the full knowledge that forecasting is inherently imprecise. It certainly makes sense to be cautious about the economy and the markets at this point, but any number of unexpected developments could change the final outcome. We have learned through years of experience that attempts to time the market based on macro-economic factors have a very low probability of success, and that is especially important to remember in periods of heightened uncertainty. We will therefore stick with the philosophy that has guided us since our inception. Invest in a diversified portfolio of good companies, trading at reasonable valuations, with management guided by a clear strategic vision. That approach has served our clients well through so many changing investment seasons.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.